ANNUAL REPORT May 31, 2000

LOGO: NUVEEN Investments

EXCHANGE-TRADED Funds


Dependable, tax-free income to help
you keep more of what you earn.

CONNECTICUT
NTC

MASSACHUSETTS
NMT

MISSOURI
NOM


Invest well.

Look ahead.

LEAVE YOUR MARK.sm

PHOTO: WATER
PHOTO: THREE PEOPLE LOOKING AT SMALL OBJECT

Credit Quality
        HIGHLIGHTS As of May 31, 2000

Nuveen Connecticut Premium Income
Municipal Fund (NTC)

pie chart:
AAA/U.S. Guaranteed             72%
AA                              22%
BBB/NR                           6%


Nuveen Massachusetts Premium Income
Municipal Fund (NMT)

pie chart:
AAA/U.S. Guaranteed             60%
AA                              20%
A                               12%
BBB/NR                           8%

Nuveen Missouri Premium Income
Municipal Fund (NOM)

pie chart:
AAA/U.S. Guaranteed             71%
AA                              13%
BBB/NR                          16%

CONTENTS
1    Dear Shareholder
3    NTC Portfolio Manager's Comments
6    NTC Performance Overview
7    NMT Portfolio Manager's Comments
10   NMT Performance Overview
11   NOM Portfolio Manager's Comments
14   NOM Performance Overview
15   Shareholder Meeting Report
16   Report of Independent Auditors
17   Portfolio of Investments
26   Statement of Net Assets
27   Statement of Operations
28   Statement of Changes
     in Net Assets
29   Notes to Financial Statements
33   Financial Highlights
36   Build Your Wealth Automatically
37   Fund Information

Dear SHAREHOLDER

PHOTO: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


sidebar:

"BUILDING
AND
SUSTAINING
WEALTH
REQUIRES
SOUND,
ONGOING
ADVICE."



The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages for your Fund that follow this letter.

We believe that your Nuveen Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

sidebar:

"WE BELIEVE
YOUR NUVEEN
EXCHANGE-
TRADED
FUND
IS WELL
POSITIONED
TO BE
A CORE
ELEMENT
OF YOUR
LONG-TERM
INVESTMENT
PROGRAM."

LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 17, 2000

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Portfolio Manager's
        COMMENTS

Portfolio manager Paul Brennan looks at the national and Connecticut economy, municipal market and fund performance, and the outlook for the Nuveen Connecticut Premium Income Municipal Fund (NTC). Paul began his investment career at Flagship in 1991, joining Nuveen in 1997 following Nuveen's acquisition of Flagship. He has managed NTC since August 1999.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
A look at the national economy will help us put the Connecticut economy in better perspective. Over the past 12 months, the rapid pace of the country's economic expansion has been of immense concern to the Federal Reserve, which has been on alert for any signs of re-emerging inflation. Special areas of concern included unabated consumer spending, the tightest labor markets in 30 years, and rising commodity prices. In June 1999, this combination of factors prompted the Federal Reserve to begin a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50% in May 2000. As the Fed acted and then left the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields moved higher. The Fed's rate hikes left the Treasury yield curve inverted, with the yield on a two-year note about 60 basis points higher than that of a 30-year bond as of the end of May.

In the past month, however, we have begun to see some tentative indications that the Fed's tightening strategy may be having the desired effect, with demand moderating to a more sustainable level. In coming months, investors most likely will be closely watching economic reports for confirmation of this slowdown, in hopes that the economy may truly be headed for a soft landing.

Economic growth in Connecticut has continued to be strong, with state residents enjoying one of the highest per capita income levels in the country. During the past two years, the strength of the state economy has enabled the Connecticut legislature to enact significant tax cuts, with the 1999 sales tax rebate program totaling almost $110 million. In May 2000, strong gains in the services sector brought unemployment in the state to 2.3%, down from 3.4% in May 1999 and below the national average of 4.1%. The scarcity of skilled workers in the state's labor market, as well as the residual effect of manufacturing job losses, is expected to cause growth to moderate somewhat in the near term.

The robust economy of the past decade benefited the balance sheets of many municipalities, with Fitch, for instance, upgrading the city of Bridgeport to A-from BBB- in January 2000. Connecticut itself continued to be rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch.


HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?

The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance nationwide declined 24% from the level of the first five months of 1999. In Connecticut, the drop was even more severe, as issuance fell almost 35%. The problem of limited issuance in the state was compounded by the lack of breadth. A geographically small state, Connecticut has relatively fewer political subdivisions and, therefore, relatively few borrowers, and most bonds are issued at the state level. The decline in supply continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many issuing entities to use more pay-as-you- go financings rather than use bonds to fund projects.

Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors, especially in a wealthy state such as Connecticut, provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WAS NTC'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?

As of May 31, 2000, NTC had provided shareholders with 64 consecutive months of steady or increasing dividends. Good call protection within NTC's portfolio helped to maintain the dividend by reducing some of the forced turnover that bond calls can generate. We continue to actively manage the Fund in an effort to mitigate the longer-term effects of the bond call process, and our goal for NTC will continue to be providing attractive income in the months ahead.

NTC is a leveraged fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding effect on short-term municipal rates. This may exert an influence on the Fund's common share dividends in the future if short-rates remain at high recent levels.

OVERALL, HOW DID NTC PERFORM OVER THE PAST YEAR?

For the 12 months ended May 31, 2000, NTC produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                         LEHMAN
                                                          TOTAL        LIPPER
          MARKET YIELD      TOTAL RETURN ON NAV          RETURN(1)    AVERAGE(2)
================================================================================
                           1 YEAR                        1 YEAR           1 YEAR
              TAXABLE-      ENDED       TAXABLE-          ENDED            ENDED
 5/31/00   EQUIVALENT(3)  5/31/00    EQUIVALENT(3)      5/31/00          5/31/00
================================================================================
NTC     6.04%     9.15%      -4.87%        -1.88%        -0.86%          -6.34%
================================================================================


Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NTC in this report.

The relative underperformance of NTC's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration(4), which is a measure of a Fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NTC's duration was 13.44, compared with the unleveraged Lehman index's 7.46.

We continue to believe that NTC's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and also position the Fund to benefit from any market recovery.



1 NTC's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NTC's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/ total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 34%, while the taxable-equivalent total return is based on the annualized total return as of the indicated date and the combined 34% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT NTC'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NTC. As shown in the chart on the Performance Overview page for NTC, the Fund's share price declined over the past year. Because this decline in share price was greater than the decline in the Fund's NAV, the premium (share price above NAV) on NTC narrowed over the past 12 months. In our opinion, the fact that NTC continued to trade at a premium despite the negative fixed-income environment illustrates the market's recognition of the value of an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NTC
DURING THE 12 MONTHS ENDED MAY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, it also offered opportunities to provide additional diversification, strengthen NTC's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses. During the past year, we focused on taking advantage of these opportunities while continuing to manage the Fund toward its primary objective of providing dependable tax-free dividends over the long term.

Although the Connecticut municipal market traditionally has limited supply, the robust issuance seen during the fourth quarter of 1999 in advance of the transition to the year 2000 enabled us to trade more actively, and we took advantage of this anomaly. In many cases, we bought the entire amount of selected maturities within the bond issues from less frequent borrowers, which enabled us to add diversification to the Fund. Some of the new names in our portfolio include the cities of Cheshire, Bridgeport, and Waterbury.

The higher interest rate environment of the past year also afforded us an opportunity to execute a series of trades that added bonds with high current yields to the portfolio while selling lower-yielding bonds that we had purchased in 1998 and early 1999. These recent purchases should help us increase the income generated by NTC's portfolio to support the Fund's dividend. We also sold bonds in demand by individual investors at attractive prices, including bonds with short call dates, and bought issues with longer maturities and/or extended call protection.

On the sector front, we continued to closely watch the healthcare sector, which has been under considerable pressure as hospitals adjust to deregulation and tighter federal reimbursement guidelines. Over the past 12 months, we lightened our exposure to this sector from 24% to 17%. At the same time, we increased our allocation to general obligation bonds and the education sector and also added some housing bonds to further diversify the Fund. Our experienced Research team provided an advantage in this area, helping us identify attractive situations and supplying the background we needed to evaluate issuers.

As of May 31, 2000, NTC offered excellent credit quality, with 94% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. The Fund also had a 6% allocation of BBB/non-rated bonds, which generally provided higher yields, especially as credit spreads widened in recent months.

WHAT IS YOUR OUTLOOK FOR NTC?
We believe the bonds we added to our portfolio during the fourth quarter of 1999 have the potential to further enhance the Fund's dividend-paying capabilities and diversification. NTC currently offers excellent levels of call protection, with only 4% of its portfolio subject to calls between now and the end of 2001. We will continue to monitor bond call activity in an effort to take advantage of opportunities to add bonds that extend call protection. Going forward, we plan to focus on the same strategies that we have emphasized over the past year, namely, improving diversification, enhancing call protection, and strengthening dividend-payment capabilities.

The market should continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe the Fund is well positioned to take advantage of any developing situations.

NTC
Nuveen Connecticut Premium Income Municipal Fund

Performance
        OVERVIEW As of May 31, 2000

PORTFOLIO STATISTICS
===================================================
Inception Date                                5/93
---------------------------------------------------
Share Price                                $13 1/2
---------------------------------------------------
Net Asset Value                             $12.92
---------------------------------------------------
Market Yield                                 6.04%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.75%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.15%
---------------------------------------------------
Fund Net Assets ($000)                    $105,879
---------------------------------------------------
Average Effective Maturity (Years)           18.24
---------------------------------------------------
Leverage-Adjusted Duration                   13.44
===================================================

ANNUALIZED TOTAL RETURN
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                   -14.85%            -4.87%
---------------------------------------------------
5-Year                     6.91%             5.36%
---------------------------------------------------
Since Inception            3.85%             4.45%
===================================================

TAXABLE-EQUIVALENT TOTAL RETURN2
===================================================
                       ON SHARE PRICE        ON NAV
===================================================
1-Year                    -12.28%            -1.88%
---------------------------------------------------
5-Year                      9.77%             8.37%
---------------------------------------------------
Since Inception             6.61%            7.36%
===================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
===================================================
Education and Civic Organizations               17%
---------------------------------------------------
Healthcare                                      17%
---------------------------------------------------
Tax Obligation/General                          12%
---------------------------------------------------
U.S. Guaranteed                                 11%
---------------------------------------------------
Tax Obligation/Limited                          7%
===================================================

1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

bar chart:
0.068
0.068
0.068
0.068
0.068
0.068
0.068
0.068
0.068
0.068
0.068
0.068


SHARE PRICE PERFORMANCE

line chart:
16.75
16.06
16.31
16.25
16.44
16.5
16.5
16.5
16.25
16.38
16
15.88
15.88
15.88
15.44
15.19
15.19
15.06
15.06
15.06
15.4375
15.38
15.13
15.19
15.06
15.06
14.88
14.81
14.81
14.88
14.81
14.56
14.5
14.94
14.56
14.31
14.06
13.81
13.75
13.75
13.81
13.88
13.94
13.81
13.94
13.63
13.69
13.56
13.5
13.44
13.5

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom Futrell reviews national and state economic conditions, their impact on the municipal market and fund performance, and the key strategies used to manage the Nuveen Massachusetts Premium Income Municipal Fund
(NMT). Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NMT since 1998.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
First, let's take a look at the national economy to gain some perspective on what's been happening in Massachusetts. The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of immense concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50%, the highest level in almost a decade. As the Fed acted and then signaled its willingness to continue tightening, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. While many of the growth trends and the relatively benign inflation that have been the hallmarks of this expansion remain in place, we have recently seen some preliminary indications that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors continue to hope that the Fed proves to be right, successfully engineering a soft landing for the U.S. economy.

The Massachusetts economy continued to perform well, with significant job growth in the construction and business services sectors. The technology and research and development industries, attracted by the high education levels in the commonwealth, also continued to generate jobs, although the growth of these sectors in Massachusetts lagged that of California's Silicon Valley. The commonwealth's labor market continued to tighten, with an unemployment rate of 2.8% for May 2000, down from 3.2% in May 1999 and below the national average of 4.1%. Going forward, the tight job market, particularly the shortage of engineers and skilled construction workers, is expected to cause a slowdown in the commonwealth's employment growth.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance across the nation declined 24% from the same period in 1999. In Massachusetts, supply also dropped, falling 16.5% from 1999 levels. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

Two notable events in the Massachusetts municipal market over the past 12 months were the February announcement of a $1.4 billion cost overrun in the Central Artery/Tunnel ("Big Dig") project and the placement of Harvard Pilgrim Health Care (HPHC) into temporary receivership in January. In May, state lawmakers approved a bailout plan for the Big Dig, which has become the most expensive public works project in U.S. history, while the Securities and Exchange Commission announced that it would investigate whether the overrun was intentionally concealed in the 1999 bond offering. For HPHC, which serves more than 1 million Massachusetts residents, recent improvements in its financial position are expected to result in release from receivership under the active oversight of the offices of the insurance commissioner and attorney general.

Overall, the economic prosperity of the past decade has benefited the balance sheets of many municipalities. In February, Moody's upgraded the credit quality rating for Massachusetts to Aa2 from Aa3, while Standard & Poor's revised its outlook for the commonwealth to positive from stable and upgraded Boston to AA-from A+. Pending a satisfactory resolution to the cost overruns on the Big Dig project, S&P is also expected to raise the commonwealth's rating.

WAS NMT'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
NMT shareholders had enjoyed steady, unchanged dividends from early in 1997 through May 31, 2000, the ending date for the period covered by this report. However, on June 1 the Fund announced a dividend decrease, largely as a result of higher short-term interest rates.

NMT is a leveraged fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may continue to exert an influence on the Fund's common share dividends in the future if short-term rates remain at recent high levels.

OVERALL, HOW DID NMT PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NMT produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                          LEHMAN
                                                           TOTAL       LIPPER
          MARKET YIELD        TOTAL RETURN ON NAV         RETURN(1)   AVERAGE(2)
================================================================================
                                 1 YEAR                     1 YEAR        1 YEAR
                  TAXABLE-        ENDED       TAXABLE-       ENDED         ENDED
     5/31/00   EQUIVALENT(3)    5/31/00    EQUIVALENT(3)   5/31/00       5/31/00
================================================================================
NMT     6.04%       9.29%        -4.79%        -1.60%        -0.86%       -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NMT in this report.

The relative underperformance of NMT's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which is a measure of a Fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NMT's duration was 11.67, compared with the unleveraged Lehman index's 7.46.

We believe that NMT's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and position the Fund to benefit from any market recovery.

1 NMT's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NMT's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and commonwealth income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return as of the indicated date and the combined 35% federal and commonwealth income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT NMT'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NMT. As shown in the chart on NMT's Performance Overview page, the Fund's share price gradually declined over the past year. This decline in share price was greater than the decline in the Fund's NAV. As a result, over the past year, the premium (share price above NAV) on NMT narrowed. In our opinion, the fact that NMT continued to trade at a premium despite the negative fixed-income environment illustrates the market's perception of the value of an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NMT
DURING THE 12 MONTHS ENDED MAY 31, 2000?
All fixed-income investments faced a challenging period over the past 12 months. However, this period also offered opportunities to improve NMT's structure, provide additional diversification, strengthen the Fund's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

During the past year, we focused on judicious trading, as we looked for opportunities to add income. One example of this involved our purchase of non-insured resource recovery bonds issued for the Ogden Haverhill Project, which provided 60 basis points of incremental yield compared with insured bonds. The maturities of these BBB rated bonds also make them attractive in the retail market, and we believe that they will prove to be a strong credit over the long term.

We continued to watch the healthcare sector carefully, which has been under considerable pressure as hospitals adjust to deregulation and tighter federal reimbursement guidelines. Some would regard healthcare in Massachusetts as overregulated and overbedded. In our opinion, this situation resulted in bonds from a number of strong issuers that carried what we considered to be very attractive prices relative to their underlying value. Our experienced Research team provided an advantage in this area, helping us identify attractive situations and supplying the background we needed to understand the industry as well as individual issuers. The majority of healthcare bonds held in NMT's port-folio were insured, including those issued by Harvard Pilgrim Health Care. Overall, we reduced our healthcare exposure from 18% a year ago to 14% as of May 2000.

As of May 31, 2000, NMT offered excellent credit quality, with 80% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. The Fund also had an 8% allocation of BBB/non-rated bonds that generally provided higher yields, especially as credit spreads widened in recent months.

WHAT IS YOUR OUTLOOK FOR NMT?
NMT currently offers good levels of call protection, with 2% of the portfolio callable in 2000 and 10% of the portfolio in 2001. We believe this can be easily managed, and we will continue to closely monitor call activity in an effort to take advantage of opportunities to add bonds that extend call protection. Overall, we plan to focus on the same strategies that we have emphasized over the past year, including improving fund structure and strengthening dividend-payment capabilities. We expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe we are ready to take advantage of developing situations.

We believe that NMT continues to provide an attractive investment option for Massachusetts residents, benefiting investors with its excellent structure, attractive yields, and solid credit quality. In our opinion, the Fund is well positioned both for the short term, offering dependable income and a measure of portfolio diversification, and for any potential recovery of the bond market in the long term.

NMT

Nuveen Massachusetts Premium Income Municipal Fund

Performance
        OVERVIEW As of May 31, 2000

PORTFOLIO STATISTICS
======================================================
Inception Date                                   3/93
------------------------------------------------------
Share Price                                       $14
------------------------------------------------------
Net Asset Value                                $13.17
------------------------------------------------------
Market Yield                                    6.04%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                      8.75%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1            9.29%
------------------------------------------------------
Fund Net Assets ($000)                        $95,323
------------------------------------------------------
Average Effective Maturity (Years)              16.68
------------------------------------------------------
Leverage-Adjusted Duration                      11.67
======================================================

ANNUALIZED TOTAL RETURN
======================================================
                          ON SHARE PRICE       ON NAV
======================================================
1-Year                          -7.66%         -4.79%
------------------------------------------------------
5-Year                           6.74%          5.12%
------------------------------------------------------
Since Inception                  4.64%          4.90%
======================================================

TAXABLE-EQUIVALENT TOTAL RETURN2
======================================================
                          ON SHARE PRICE       ON NAV
======================================================
1-Year                           -4.75%        -1.60%
------------------------------------------------------
5-Year                            9.85%         8.37%
------------------------------------------------------
Since Inception                   7.65%         8.01%
======================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
======================================================
U. S. Guaranteed                                  23%
------------------------------------------------------
Education and Civic Organizations                 19%
------------------------------------------------------
Healthcare                                        14%
------------------------------------------------------
Housing Multifamily                               12%
------------------------------------------------------
Tax Obligation/General                            11%
======================================================

1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

bar chart:
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705
0.0705

SHARE PRICE PERFORMANCE

line chart:
16.19
15.88
16.06
16.13
16.31
16.38
16.5
16.44
16.31
16.25
16
15.94
16.06
15.88
15.38
15
15.06
15.13
15
15
15
15.13
14.88
14.88
14.88
14.63
14.56
14.44
14
14
13.75
13.63
13.81
14.19
14.19
13.94
13.88
13.81
13.63
13.56
13.38
13.69
13.63
13.69
13.69
13.81
13.94
13.63
13.69
13.94
14
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Missouri Premium Income Municipal Fund (NOM)

Portfolio Manager's
           COMMENTS

Portfolio manager Mike Davern discusses the impact of the economy on the municipal market, recent fund performance, and the outlook for the Nuveen Missouri Premium Income Municipal Fund (NOM). Mike, an investment professional at Nuveen since 1991, has managed NOM since 1998.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To understand what's happening in the Missouri economy, we first need to take a look at the economy at the national level. While the growth trends and relatively benign inflation that have been the hallmarks of this country's decade-long economic expansion remain largely in place, robust consumer spending, tight labor markets, and rising commodity prices have kept the Federal Reserve on guard for the possibility that the pace of growth could eventually trigger a resurgence of inflation. In June 1999, all of this prompted the Fed to begin a series of six short-term interest rate increases that eventually pushed the federal funds rate up by 1.75% to 6.50%, the highest level in more than nine years. As the Fed continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields moved higher. Recently, how ever, we have begun to see some preliminary signs that the Fed's tightenings are having the desired effect of slowing the economy. Investors continue to hope that the Fed is successful in counterbalancing some of the current pressures in the economy without jeopardizing the expansion, engineering a soft landing for the economy.

In Missouri, economic expansion has been more moderate than that of the nation as a whole, constrained by a decline in manufacturing jobs in urban areas as well as a poor farm economy. However, job gains in the construction, telecommunications, and business services sectors have helped to offset some of the manufacturing losses. The continued tightness of Missouri's general job market is reflected in the state's unemployment rate of 2.4%, down from 3.5% a year earlier and below the national average of 4.1% for May 2000. Near term, the Missouri economy is expected to continue to face a number of challenges. The state's largest metropolitan areas, St. Louis and Kansas City, have been experiencing economic slowdowns due to corporate mergers and layoffs in the manufacturing sector by firms such as Boeing and Monsanto. This has been compounded by the weakness in U.S. agricultural markets that has impacted the state's rural areas. Overall, the strength of the state's balance sheet is reflected in continued ratings of Aaa/AAA/AAA by the three major rating agencies.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, Missouri issued $1.2 billion of new municipal debt, up 9% over the same period in 1999. This is in sharp contrast to new municipal issuance nationwide, which declined 24% from the level of the first five months of 1999. Demand for Missouri bonds has held up well, even given the recent increase in supply. Individual investors, especially, provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. Overall, this helped to offset some of the negative impact that higher interest rates and equity market activity had on municipal bonds and, ultimately, bond prices.

WAS NOM'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
NOM raised its dividend in May 1999, and maintained that dividend through May 31, 2000, the ending point for the period covered by this report. However, on June 1 the Fund announced a dividend decrease, largely as a result of higher short-term interest rates.

NOM is a leveraged fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may continue to exert an influence on the Fund's common share dividends in the future if short-rates remain at high recent levels.

OVERALL, HOW DID NOM PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NOM produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                           LEHMAN
                                                            TOTAL      LIPPER
              MARKET YIELD         TOTAL RETURN ON NAV     RETURN(1)  AVERAGE(2)
================================================================================
                                   1 YEAR                   1 YEAR        1 YEAR
                     TAXABLE-       ENDED      TAXABLE-      ENDED         ENDED
        5/31/00   EQUIVALENT(3)   5/31/00   EQUIVALENT(3)  5/31/00       5/31/00
================================================================================
NOM        6.04%       9.29%       -4.63%       -1.61%      -0.86%        -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NOM in this report.

The relative underperformance of NOM's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which is a measure of a fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protec tion within a portfolio. As of May 31, 2000, NOM's duration was 12.62, compared with the unleveraged Lehman index's 7.46.

We continue to believe that NOM's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and position the Fund to benefit from any market recovery.

WHAT ABOUT NOM'S SHARE PRICE PERFORMANCE?
Over the past year, rising interest rates and inflation worries created an uncertain economic environment. These factors, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including NOM. As shown in the chart on the Performance Overview page for NOM, the Fund's share price declined over the past year. Overall, however, this decline was

1 NOM's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NOM's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35%, while the taxable-equiv alent total return is based on the annualized total return as of the indicated date and the combined 35% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and there fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

less than the decline in the Fund's NAV. As a result, over the past 12 months, NOM moved from trading at a slight discount (share price below NAV) to a slight premium (share price above NAV). We believe the fact that NOM moved to a premium despite the negative fixed-income environment illustrates the value the marketplace puts on an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NOM DURING THE 12 MONTHS ENDED MAY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, it also offered opportunities to improve the Fund's structure, provide additional diversification, strengthen the Fund's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

The increase in Missouri issuance during the first five months of 2000, especially in what is traditionally a very tight supply state, provided us with additional opportunities to implement such strategies.

During the past six months, approximately half of our purchases focused on non-insured bonds issued by the education sector, where our allocation rose to 14% from 6% a year earlier. Each of these purchases came with a yield premium over a similar purchase of insured bonds. In February, we bought a large block of non-rated securities for the construction and equipping of a student housing facility scheduled to open in fall 2000 at Mineral Area Junior College. With the help of Nuveen Research, we determined that these bonds were of investment-grade quality and offered substan tially higher yields than similarly structured insured bonds. During this time, we also added Baa1/non-rated bonds issued by the Missouri Health and Educational Facilities Authority for Maryville University of St. Louis and another group of MHEFA bonds for Washington University, which were rated Aa1/AA+.

To fund these purchases, we sold bonds in demand by individual investors at attractive prices, including bonds with short call dates. As a result of these sales, the Fund has 6% of its portfolio callable through the end of 2001 and only 8% over the following three years. Since bonds with short calls have limited upside potential, the strategy of selling such bonds also puts the Fund in a better position to participate in any future bond market rally.

As of May 31, 2000, NOM offered excellent credit quality, with 84% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. This was balanced by a 16% allocation of BBB/non-rated bonds, up from 4% at the end of May 1999. This increase reflects our efforts to provide support for the Fund's dividend-paying capa bilities, as lower-rated bonds generally provided higher yields in recent months as credit spreads widened.

WHAT IS YOUR OUTLOOK FOR NOM?
Given the Fund's high credit quality profile, we plan to continue to use Nuveen Research to find opportunities to diversify into higher-yielding, lower-rated credits at attractive prices. The excellent relationships we established with underwriters, contractors, and builders as part of the Mineral Area Junior College purchase, for example, should also help us find similar offerings that can benefit shareholders over the long term.

Overall, we plan to focus on the same strategies that we have emphasized during the past 12 months, including improving fund structure, enhancing call protection, and strengthening dividend-payment capabilities. We expect the market to continue to work its way through the current period of uncertainty, which may last beyond the fall elections. This type of market often presents opportunities, and we are ready to take advantage of any developing situations. We believe NOM continues to be well structured for the current market as well as any potential market recovery.

NOM
 Nuveen Missouri Premium Income Municipal Fund

Performance
    OVERVIEW As of May 31, 2000

PORTFOLIO STATISTICS
====================================================
Inception Date                                5/93
----------------------------------------------------
Share Price                              $12 13/16
----------------------------------------------------
Net Asset Value                             $12.77
----------------------------------------------------
Market Yield                                 6.04%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.75%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.29%
----------------------------------------------------
Fund Net Assets ($000)                     $43,701
----------------------------------------------------
Average Effective Maturity (Years)           17.65
----------------------------------------------------
Leverage-Adjusted Duration                   12.62
====================================================

ANNUALIZED TOTAL RETURN
====================================================
                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        -4.35%        -4.63%
----------------------------------------------------
5-Year                         7.00%         4.54%
----------------------------------------------------
Since Inception                3.14%         4.00%
====================================================

TAXABLE-EQUIVALENT TOTAL RETURN2
====================================================
                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        -1.34%        -1.61%
----------------------------------------------------
5-Year                        10.08%         7.49%
----------------------------------------------------
Since Inception                6.09%         6.87%
====================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
====================================================
Tax Obligation/General                         19%
----------------------------------------------------
Education and Civic Organizations              14%
----------------------------------------------------
Tax Obligation/Limited                         12%
----------------------------------------------------
Housing Multifamily                            10%
----------------------------------------------------
U.S. Guaranteed                                10%
====================================================

1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

bar chart:

0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645
0.0645


SHARE PRICE PERFORMANCE

line chart:

14.25
14.06
14.13
14
14
14
14.06
14.13
14.13
14.06
13.81
13.75
13.69
13.63
13.44
13.5
13.75
13.88
13.5
12.88
13.19
13
13.13
13.13
12.88
13.13
13.19
13.31
13.81
13.88
13.94
13.88
13.63
13.44
13.25
13.25
13.44
13.31
13.13
13.13
13.13
13.38
13.44
13.31
13.38
13.31
13.13
13
12.88
12.81
12.8125


Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held in Chicago, Illinois on October 13, 1999.


                                               NTC                          NMT                          NOM
-------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                                  Preferred                    Preferred                    Preferred
                                      Common         Shares        Common         Shares         Common        Shares
                                      Shares      Series-TH        Shares    Series - TH         Shares  Series - TH
=========================================================================================================================
Robert P. Bremner
   For                             4,674,951          1,532     4,381,344          1,340      1,794,415           597
   Withhold                           47,163             --        49,883             19        179,769            21
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================
Lawrence H. Brown
   For                             4,674,951          1,532     4,381,344          1,340      1,789,815           597
   Withhold                           47,163             --        49,883             19        184,369            21
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================
Anne E. Impellizzeri
   For                             4,674,285          1,532     4,375,306          1,334      1,780,332           597
   Withhold                           47,829             --        55,921             25        193,852            21
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================
Peter R. Sawers
   For                             4,674,951          1,532     4,380,763          1,340      1,793,365           597
   Withhold                           47,163             --        50,464             19        180,819            21
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================
Judith M. Stockdale
   For                             4,674,951          1,532     4,379,220          1,334      1,785,582           597
   Withhold                           47,163             --        52,007             25        188,602            21
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================
William J. Schneider
   For                                    --          1,532            --          1,340             --           597
   Withhold                               --             --            --             19             --            21
-------------------------------------------------------------------------------------------------------------------------
   Total                                  --          1,532            --          1,359             --           618
=========================================================================================================================
Timothy R. Schwertfeger
   For                                    --          1,532            --          1,340             --           597
   Withhold                               --             --            --             19             --            21
-------------------------------------------------------------------------------------------------------------------------
   Total                                  --          1,532            --          1,359             --           618
=========================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                             4,644,153          1,532     4,356,587          1,340      1,788,937           618
   Against                            22,032             --        38,279             18        170,901            --
   Abstain                            55,929             --        36,361              1         14,346            --
-------------------------------------------------------------------------------------------------------------------------
   Total                           4,722,114          1,532     4,431,227          1,359      1,974,184           618
=========================================================================================================================

Report of
      INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund and Nuveen Missouri Premium Income Municipal Fund as of May 31 2000, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31 2000, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
July 20, 2000

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Portfolio of
           INVESTMENTS May 31, 2000


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.1%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
$       1,420    5.800%, 11/15/14 (Alternative Minimum Tax)                                  11/06 at 102        AAA    $  1,415,144
          910    5.875%, 11/15/17 (Alternative Minimum Tax)                                  11/06 at 102        AAA         899,217
          900    6.000%, 11/15/18                                                            11/09 at 102        AAA         901,080

        1,540   State of Connecticut Health and Educational Facilities Authority,            7/03 at 102         BBB-      1,403,233
                 Revenue Bonds, Quinnipiac College Issue, Series D,
                 6.000%, 7/01/23

        2,000   State of Connecticut Health and Educational Facilities Authority,            7/06 at 102         AAA       1,963,260
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

        2,040   State of Connecticut Health and Educational Facilities Authority,            7/06 at 102         AAA1      1,952,810
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16

        2,250   State of Connecticut Health and Educational Facilities Authority,            7/08 at 102         AAA       1,944,248
                 Revenue Bonds, Fairfield University Issue, Series H,
                 5.000%, 7/01/23

        2,920   State of Connecticut Health and Educational Facilities Authority,            7/07 at 102         AA        2,775,226
                 Revenue Bonds, Connecticut College Issue, Series C-1,
                 5.500%, 7/01/20

        1,250   State of Connecticut Health and Educational Facilities Authority,            7/09 at 101         AAA       1,119,488
                 Revenue Bonds, Fairfield University, Series I, 5.250%, 7/01/25

          750   State of Connecticut Health and Educational Facilities Authority,            7/09 at 101         Aaa         708,045
                 Revenue Bonds, The Horace Bushnell Memorial Hall Issue, Series A,
                 5.625%, 7/01/29

        3,810   The University of Connecticut, Student Fee Revenue Bonds 1998,               11/08 at 101        AAA       3,126,943
                 Series A, 4.750%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.7%

        1,000   State of Connecticut Health and Educational Facilities Authority,            7/04 at 102         AAA       1,026,240
                 Revenue Bonds, Newington Children's Hospital, Series A,
                 6.050%, 7/01/10

        1,500   State of Connecticut Health and Educational Facilities Authority,            7/03 at 102         AAA       1,277,790
                 Revenue Bonds, Lawrence and Memorial Hospital Issue, Series D,
                 5.000%, 7/01/22

        1,000   State of Connecticut Health and Educational Facilities Authority,            No Opt. Call        AAA         991,960
                 Revenue Bonds, Hospital of Saint Raphael Issue, Series H,
                 5.200%, 7/01/08

        1,625   State of Connecticut Health and Educational Facilities Authority,            7/02 at 102         AAA       1,631,565
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22

        2,000   State of Connecticut Health and Educational Facilities Authority,            7/09 at 101         Aaa       1,707,300
                 Revenue Bonds, Stamford Hospital Issue, Series G,
                 5.000%, 7/01/24

        2,200   State of Connecticut Health and Educational Facilities Authority,            7/06 at 102         AAA       1,986,336
                 Revenue Bonds, Day Kimball  Hospital Issue, Series A,
                 5.375%, 7/01/26

        1,000   State of Connecticut Health and Educational Facilities Authority,            7/07 at 102         AAA         959,580
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27

        3,000   State of Connecticut Health and Educational Facilities Authority,            7/07 at 101         Aaa       2,587,980
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27

        2,000   State of Connecticut Health and Educational Facilities Authority,            7/10 at 101         AA        1,933,280
                 Revenue Bonds, Eastern Connecticut Health Network Issue, Series A,
                 6.000%, 7/01/25

        2,000   Connecticut Development Authority, Solid Waste Disposal Facilities           7/05 at 102         AAA       2,152,000
                 Revenue Bonds, Pfizer, Inc. Project, 1994 Series,
                 7.000%,7/01/25 (Alternative Minimum Tax)

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and                    8/05 at 101 1/2     AAA       1,507,170
                 Environmental Control Facilities Financing Authority,
                 Hospital Revenue Refunding Bonds 1995 Series A
                 (FHA-Insured Mortgage - Pila Hospital Project),
                 6.125%, 8/01/25



Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)

Portfolio of INVESTMENTS May 31, 2000


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.7%

$       1,000   Connecticut Housing Finance Agency, Housing Mortgage Finance                 12/09 at 100        AA     $    973,840
                 Program Bonds, 1999 Series D, 6.200%, 11/15/41
                 (Alternative Minimum Tax)

        3,000   Housing Authority of the City of Waterbury (Connecticut), Mortgage           1/02 at 100         AAA       2,735,850
                 Refunding Revenue Bonds, Series 1998C (FHA-Insured Mortgage Loan -
                 Waterbury NSA-II Section 8 Assisted Project), 5.450%, 7/01/23

        1,205   Waterbury Nonprofit Housing Corporation, Connecticut, Taxable                7/02 at 101         AAA       1,240,776
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Fairmont Heights Section 8 Assisted Project), Series 1993A,
                 6.500%, 7/01/07

        1,930   Housing Authority of the City of Willimantic, Multifamily Housing            10/05 at 105        AAA       2,111,188
                 Revenue Bonds, Series 1995A (GNMA Collateralized Mortgage Loan -
                 Village Heights Apartments Project), 8.000%, 10/20/30

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.4%

        3,175   Connecticut Housing Finance Authority, Housing Mortgage Finance              5/03 at 102         AA        3,216,656
                 Program Bonds, Series B, 6.200%, 5/15/12

        2,260   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102        AA        2,221,693
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)

          250   Connecticut Housing Finance Agency, Housing Mortgage Finance                 5/10 at 100         AA          245,640
                 Program Bonds, 2000 Series A, 6.000%, 11/15/28
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.2%

        1,300   State of Connecticut Health and Educational Facilities Authority,            8/08 at 102         AAA       1,109,433
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA-Insured Mortgage), 5.200%, 8/01/38

        2,000   State of Connecticut Health and Educational Facilities Authority,            11/03 at 102        AAA       2,019,240
                 Revenue Bonds, Nursing Home Program Issue, Series 1993, Mansfield
                 Center for Nursing and Rehabilitation Project, 5.875%, 11/01/12

          615   Connecticut Development Authority, First Mortgage Gross Revenue              9/09 at 102         AA          574,299
                 Health Care Project Refunding Bonds (Connecticut Baptist Homes,
                 Inc. Project - 1999 Series), 5.500%, 9/01/15

                Connecticut Development Authority, Revenue Refunding Bonds
                (Duncaster, Inc. Project), Series 1999A:
        1,000    5.250%, 8/01/19                                                             2/10 at 102         AA          878,450
        1,000    5.375%, 8/01/24                                                             2/10 at 102         AA          897,840

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimers Resource Center of Connecticut, Inc.
                Project, Series 1994A:
        1,100    6.875%, 8/15/04                                                             No Opt. Call        N/R       1,097,591
        1,000    7.000%, 8/15/09                                                             8/04 at 102         N/R         997,040

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.9%

        1,500   City of Bridgeport, General Obligation Bonds, 2000 Series A,                 7/10 at 101         AAA       1,504,365
                 6.000%, 7/15/19

                Town of Cheshire, General Obligation Bonds, Issue of 1999:
          660    5.625%, 10/15/16                                                            10/09 at 101        Aa3         650,932
          660    5.625%, 10/15/17                                                            10/09 at 101        Aa3         647,057

        1,000   State of Connecticut, General Obligation Bonds, 1999 Series B,               11/09 at 101        AA          966,820
                 5.500%, 11/01/18

        2,000   State of Connecticut, General Obligation Bonds, 1993 Series E,               No Opt. Call        AA        2,099,000
                 6.000%, 3/15/12

        1,650   State of Connecticut, General Fund Obligation Bonds, 1994                    10/04 at 102        AA        1,709,120
                 Series A, Issued By Connecticut Development Authority,
                 6.375%, 10/15/14

        3,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998                7/08 at 101         AAA       2,985,990
                 (General Obligation Bonds),  4.875%, 7/01/23

                Regional School District No. 16 (Towns of Beacon Falls and
                Prospect), General Obligation Bonds, Issue of 2000:
          350    5.500%, 3/15/18                                                             3/10 at 101         Aaa         343,546
          350    5.625%, 3/15/19                                                             3/10 at 101         Aaa         346,763
          350    5.700%, 3/15/20                                                             3/10 at 101         Aaa         348,117

          965   City of Waterbury, General Obligation Tax Revenue Intercept Bonds,           2/09 at 101         AA          951,596
                 2000 Issue, 6.000%, 2/01/19


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.3%

$       1,900   Capitol Region Education Council Bonds, 6.700%, 10/15/10                     10/05 at 102        BBB    $  1,942,959

        2,000   State of Connecticut Health and Educational Facilities Authority,            7/09 at 102         AAA       1,898,600
                 Revenue Bonds, Child Care Facilities Program, Series C,
                 5.625%, 7/01/29

        1,000   State of Connecticut, Special Tax Obligation Bonds, Transportation           12/09 at 101        AAA         968,950
                 Infrastructure Purposes, 1999 Series A, 5.625%, 12/01/19

        1,800   State of Connecticut, Special Tax Obligation Bonds, Transportation           No Opt. Call        AA-       1,955,808
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101        BB          999,280
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.6%

        3,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley               10/04 at 100        AAA       3,283,410
                 International Airport, Series 1992, 7.650%, 10/01/12

        1,500   City of New Haven, Air Rights Parking Facility Revenue Bonds,                12/01 at 102        AAA       1,560,315
                 Series 1991, 6.500%, 12/01/15

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.7%

        2,600   State of Connecticut Health and Educational Facilities Authority,            7/03 at 102         Baa3***   2,685,748
                 Revenue Bonds, Sacred Heart University Issue, Series B, 5.700%,
                 7/01/16 (Pre-refunded to 7/01/03)

        2,020   State of Connecticut Health and Educational Facilities Authority,            7/02 at 102         AAA       2,098,901
                 Revenue Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)

        2,910   State of Connecticut Health and Educational Facilities Authority,            7/03 at 102         BBB-***   3,030,561
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%,
                 7/01/23 (Pre-refunded to 7/01/03)

        2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102        AA-***    2,185,700
                 Revenue Bonds, Nursing Home Program Issue, Series 1994,
                 AHF/Hartford, Inc. Project, 7.125%, 11/01/24
                 (Pre-refunded to 11/01/04)

        1,250   State of Connecticut Health and Educational Facilities Authority,            7/04 at 101         AAA       1,348,338
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A, 7.000%,
                 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.5%

        3,250   Connecticut Municipal Electric Energy Cooperative, Power Supply              1/04 at 102         AAA       2,901,340
                 System Revenue Bonds, 1993 Series A, 5.000%, 1/01/18

        2,955   Connecticut Resources Recovery Authority, Resource Recovery                  11/00 at 102 1/2    AA        2,962,506
                 Revenue Bonds, American Ref-Fuel Company of Southeastern
                 Connecticut Project, 1989 Series A, 7.700%, 11/15/11


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.4%

        2,545   Connecticut Development Authority, Water Facilities Revenue Bonds,           6/03 at 102         AAA       2,351,197
                 Bridgeport Hydraulic Company Project, 1993 A Series, 5.600%,
                 6/01/28 (Alternative Minimum Tax)

        1,400   Connecticut Development Authority, Water Facilities Refunding                6/03 at 102         AAA       1,307,600
                 Revenue Bonds, Bridgeport Hydraulic Company Project, 1993B Series,
                 5.500%, 6/01/28

        2,000   South Central Regional Water Authority, Water System Revenue Bonds,          8/03 at 102         AAA       2,016,240
                 Eleventh Series, 5.750%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     107,565   Total Investments (cost $106,813,882) - 98.5%                                                            104,340,190
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       1,539,206
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $105,879,396
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Portfolio of
           INVESTMENTS May 31, 2000

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.1%

$         720   Massachusetts Educational Financing Authority, Education Loan                7/04 at 102         AAA    $    732,096
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)

        1,970   Massachusetts Health and Educational Facilities Authority, Revenue           6/03 at 102         AAA       1,763,288
                 Bonds, Boston College Issue, Series K, 5.250%, 6/01/23

        1,500   Massachusetts Industrial Finance Agency, Revenue Bonds (College              3/06 at 102         AAA       1,414,560
                 of the Holy Cross - 1996 Issue), 5.500%, 3/01/20

        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead            7/03 at 102         Aa1       2,293,585
                 Institute for Biomedical Research - 1993 Issue), 5.125%, 7/01/26

        3,500   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips             9/08 at 102         AAA       3,196,655
                 Academy Issue, Series 1993, 5.375%, 9/01/23

        3,300   Massachusetts Industrial Finance Agency, Education Revenue Bonds             9/08 at 101         A         2,771,802
                 (Belmont Hill School Issue - Series 1998), 5.250%, 9/01/28

        1,765   The New England Education Loan Marketing Corporation, Student Loan           No Opt. Call        AA        1,814,473
                 Revenue Bonds, 1992 Subordinate Issue C, 6.750%, 9/01/02
                 (Alternative Minimum Tax)

        4,000   The New England Loan Marketing Corporation, Student Loan Revenue             No Opt. Call        AA        4,244,320
                 Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.4%

        4,000   Massachusetts Health and Educational Facilities Authority, Revenue           7/04 at 102         AAA       3,560,160
                 Bonds, New England Medical  Center Hospitals Issue, Series G-1,
                 5.375%, 7/01/24

        3,000   Massachusetts Health and Educational Facilities Authority, Revenue           7/03 at 102         AAA       2,907,990
                 Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

          200   Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call        N/R         200,214
                 Refunding Bonds (Cardinal Cushing General Hospital), Series
                 1989-A, 8.500%, 7/01/00

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                Project), Series B:
        2,095    6.125%, 2/15/15                                                             2/04 at 102         Aa2       2,064,874
        1,000    6.000%, 2/15/25                                                             2/04 at 102         Aa2         942,890

        2,805   Massachusetts Health and Educational Facilities Authority, Revenue           7/08 at 102         AAA       2,334,349
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue           7/08 at 101         AAA         788,900
                 Bonds, Harvard Pilgrim Health Care Issue, Series A, 4.750%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.7%

        3,000   Massachusetts Development Finance Agency, Assisted Living Facility           9/10 at 105         AAA       3,301,590
                 Revenue Bonds (The Monastery at West Springfield Project) (GNMA
                 Collateralized), Series 1999A, 7.625%, 3/20/41 (Alternative
                 Minimum Tax)

        2,000   Massachusetts Development Finance Agency, Assisted Living Facility           12/09 at 102        N/R       1,974,960
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)

        3,800   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,         4/03 at 102         A+        3,865,930
                 6.300%, 10/01/13

        1,910   Massachusetts Housing Finance Agency, Rental Housing Mortgage                1/05 at 102         AAA       2,012,376
                 Revenue Bonds, 1995 Series A (FHA-Insured Mortgage Loans),
                 7.350%, 1/01/35 (Alternative Minimum Tax)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.4%

$       1,270   City of Boston, Revenue Bonds (Deutsches Altenheim, Incorporated             10/08 at 105        AAA    $  1,206,144
                 Project, FHA-Insured Mortgage), Series 1998A, 6.125%, 10/01/31

        2,000   Massachusetts Development Finance Agency, Revenue Bonds, Northern            8/09 at 101         A         1,906,100
                 Berkshire Community Services, Inc. Issue, 1999 Series A,
                 6.250%, 8/15/25

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue           2/07 at 102         Aa2         958,220
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project),
                 Series A, 6.250%, 2/15/41

        1,060   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights            2/06 at 102         AAA       1,049,718
                 Crossing Limited Partnership Issue (FHA-Insured Project), Series
                 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.9%

                Town of Barnstable, General Obligation Bonds:
        1,020    5.750%, 9/15/10                                                             9/04 at 102         AA        1,043,368
        1,020    5.750%, 9/15/11                                                             9/04 at 102         AA        1,039,003

        4,375   City of Lowell, General Obligation State Qualified Bonds,                    11/03 at 102        AAA       4,383,881
                 5.600%, 11/01/12

        2,500   Massachusetts Bay Transportation Authority, General Transportation           No Opt. Call        Aa2       2,823,725
                 System Bonds, 1991 Series A, 7.000%, 3/01/21

        1,000   Narragansett Regional School District, General Obligation Bonds,             6/10 at 101         Aaa       1,060,940
                 Series 2000, 6.500%, 6/01/16 (WI)

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

        1,300   Massachusetts Development Finance Agency, Revenue Bonds, Worcester           6/09 at 101         AA        1,327,027
                 Redevelopment Authority Issue, Series 1999, 6.000%, 6/01/24

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds               9/06 at 102         AAA       3,919,000
                 (US Air Project), Series 1996-A, 5.750%, 9/01/16 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.8%

        2,500   Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call        AAA       2,327,775
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A,
                 5.000%, 8/01/16

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue           7/06 at 100         Aaa       2,091,160
                 Bonds (Daughters of Charity National Health System - The Carney
                 Hospital), Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
        3,310    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA       3,465,967
        1,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA       1,051,360

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,                    7/00 at 100         AAA       1,512,830
                 13.000%, 7/01/13

        2,500   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,            11/02 at 102        AA-***    2,623,625
                 College of the Holy Cross - 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)

        1,250   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack            7/02 at 102         AAA       1,326,088
                 College Issue, Series 1992, 7.125%, 7/01/12
                 (Pre-refunded to 7/01/02)

        1,175   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks               7/03 at 102         A3***     1,223,398
                 School Issue), Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)

        3,000   Massachusetts Water Resources Authority, General Revenue Bonds,              12/01 at 100        Aaa       3,040,830
                 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/01 at 102         AAA       3,138,240
                 Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.5%

        2,000   Massachusetts Municipal Wholesale Electric Company, Power Supply             7/02 at 100         AAA       2,003,940
                 System Revenue Bonds, 1992 Series A, 6.000%, 7/01/18

        3,215   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           7/01 at 103         N/R       3,398,995
                 Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15 (Alternative
                 Minimum Tax)

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102        BBB       1,714,020
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)



Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)

Portfolio of INVESTMENTS May 31, 2000

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.7%

$       3,000   Massachusetts Water Resources Authority, General Revenue Refunding           3/03 at 100         A+     $  2,568,150
                 Bonds, 1993 Series B, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
$      95,705   Total Investments (cost $95,011,894) - 99.0%                                                              94,388,516
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.1%

$       2,000   Massachusetts Industrial Finance Agency (Showa Womens Institute                                  VMIG-1    2,000,000
=============    Boston, Inc. 1994 Project), Variable Rate Demand Bonds,
                 4.450%, 3/15/04+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.1)%                                                                   (1,065,239)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $ 95,323,277
                ====================================================================================================================




                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R    Investment is not rated.

                 (WI)    Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Nuveen Missouri Premium Income Municipal Fund (NOM)

Portfolio of
           INVESTMENTS May 31, 2000

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

$       1,000   Missouri State Development Finance Board, Solid Waste Disposal               No Opt. Call        AA     $    873,530
                 Revenue Bonds (Procter & Gamble Paper Products Company Project),
                 Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.9%

        1,875   The Junior College District of Mineral Area (Mineral Area College),          9/10 at 102         N/R       1,903,219
                 Student Housing System Revenue Bonds, Series 2000, 7.200%, 9/01/20

        1,665   Health and Educational Facilities Authority of the State of                  11/08 at 101        AA+       1,362,320
                 Missouri, Educational Facilities Revenue Bonds (The Washington
                 University), Series 1998A, 5.000%, 11/15/37

          825   Health and Educational Facilities Authority of the State of                  3/10 at 101         AA+         818,681
                 Missouri, Educational Facilities Revenue Bonds (The Washington
                 University), Series 2000A, 6.000%, 3/01/30

        2,000   Health and Educational Facilities Authority of the State of                  6/10 at 100         Baa1      1,991,000
                 Missouri, Educational Facilities Revenue Bonds (Maryville
                 University of Saint Louis Project), Series 2000, 6.750%, 6/15/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.4%

        1,000   Health and Educational Facilities Authority of the State of                  6/02 at 102         AAA       1,030,830
                 Missouri, Health Facilities Refunding Revenue Bonds (SSM Health
                 Care), Series 1992AA, 6.250%, 6/01/07

        1,000   Health and Educational Facilities Authority of the State of                  No Opt. Call        Aa2       1,105,190
                 Missouri, Health Facilities Revenue Bonds (BJC Health System),
                 Series 1994A, 6.750%, 5/15/12

          425   Health and Educational Facilities Authority of the State of                  2/06 at 102         BBB+        391,676
                 Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                 General Hospital, Inc.), Series 1996, 6.500%, 2/15/21

          400   Health and Educational Facilities Authority of the State of                  5/08 at 101         AA          328,640
                 Missouri, Health Facilities Revenue Bonds (BJC Health System),
                 Series 1998, 5.000%, 5/15/28

        1,000   Ray County, Hospital Revenue Bonds (Ray County Memorial Hospital),           5/05 at 101 1/2     N/R         878,650
                 Series 1997, 5.750%, 11/15/12

          500   The Industrial Development Authority of the City of West Plains,             11/07 at 101        N/R         394,040
                 Hospital Facilities Revenue Bonds (Ozark Medical Center),
                 Series 1997, 5.600%, 11/15/17

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.2%

        1,550   Missouri Housing Development Commission, Multifamily Housing                 12/06 at 102        AAA       1,511,979
                 Revenue Bonds (Brookstone Village Apartments Project), 1996
                 Series A, 6.100%, 12/01/21 (Alternative Minimum Tax)

        1,250   The Industrial Development Authority of St. Charles County,                  4/08 at 102         AAA       1,131,275
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)

          545   The Industrial Development Authority of the County of St. Louis,             4/07 at 102         AAA         538,673
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

          600   The Industrial Development Authority of the County of St. Louis,             4/07 at 102         AAA         594,606
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project),
                 Series 1997B, 6.000%, 10/20/15
                 (Alternative Minimum Tax)

          750   The Industrial Development Authority of the County of St. Louis,             8/08 at 102         AAA         668,970
                 Multifamily Housing Revenue Bonds, Series 1999B (GNMA
                 Collateralized - Glen Trails West Apartments Project),
                 5.700%, 8/20/39 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.7%

        1,425   Missouri Housing Development Commission, Single Family Mortgage              3/06 at 105     AAA           1,500,582
                 Revenue Bonds (Homeownership Loan Program), 1995 Series C,
                 7.250%, 9/01/26 (Alternative Minimum Tax)

        1,410   Missouri Housing Development Commission, Single Family Mortgage              2/01 at 102     AAA           1,438,553
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), 1991
                 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)



Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)

Portfolio of INVESTMENTS May 31, 2000



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.2%

$       2,020   Ritenour School District of St. Louis County, General Obligation             No Opt. Call        AAA    $  2,321,990
                 School Bonds, Series 1995, 7.375%, 2/01/12

        1,500   Francis Howell School District, St. Charles County, General                  No Opt. Call        AAA       1,697,445
                 Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08

        1,000   School District of the City of St. Charles, General Obligation               3/06 at 100         AA+       1,002,330
                 Bonds (Missouri Direct Deposit Program), Series 1996A,
                 5.625%, 3/01/14

        1,000   Pattonville R-3 School District, Saint Louis County, General                 3/10 at 101         AAA         995,110
                 Obligation Bonds, Series 2000, 5.750%, 3/01/17 (WI)

        1,395   The Board of Education of the City of St. Louis, General                     No Opt. Call        AAA       1,646,644
                 Obligation School Refunding Bonds, Series 1993A, 8.500%, 4/01/07

          625   Reorganized School District No. R-IV of Stone County (Reeds                  No Opt. Call        AAA         725,619
                 Spring), General Obligation School Building Refunding and
                 Improvement Bonds, Series 1995, 7.600%, 3/01/10

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.5%

        1,000   Land Clearance for Redevelopment Authority of Kansas City, Lease             12/05 at 102        AAA       1,001,370
                 Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18

        2,000   Missouri Development Finance Board, Infrastructure Facilities                4/10 at 100         AAA       1,950,080
                 Revenue Bonds (Kansas City Midtown Redevelopment Projects),
                 Series 2000A, 5.750%, 4/01/22

          450   Monarch - Chesterfield Levee District (St. Louis County), Levee              3/10 at 101         AAA         443,111
                 District Improvement Bonds, Series 1999, 5.750%, 3/01/19

        1,600   St. Louis Municipal Finance Corporation, City Justice Center,                2/06 at 102         AAA       1,625,200
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of St.
                 Louis, Lessee), 5.750%, 2/15/11


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.3%

        1,500   Kansas City, Missouri, General Improvement Airport Revenue Bonds,            9/04 at 101         AAA       1,588,035
                 Series 1994 A, 6.900%, 9/01/11 (Alternative Minimum Tax)

        1,000   The City of St. Louis, Airport Revenue Bonds, Series 1997B (1997             No Opt. Call        AAA       1,028,090
                 Capital Improvement Program), Lambert - St. Louis International
                 Airport, 6.000%, 7/01/12 (Alternative Minimum Tax)

        1,000   Land Clearance for Redevelopment Authority of the City of St.                9/09 at 102         N/R       1,000,230
                 Louis, Tax Exempt Parking Facility Revenue Refunding and
                 Improvement Bonds, Series of 1999C (LCRA Parking
                 Facilities Project), 7.000%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.9%

          675   Health and Educational Facilities Authority of the State of                  2/06 at 102         BBB+***     722,486
                 Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                 General Hospital, Inc.), Series 1996, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/06)

        1,290   Health and Educational Facilities Authority of the State of                  6/00 at 102         AAA        1,320,68
                 Missouri, Health Facilities Revenue Bonds (SSM Health Care
                 Obligated Group Projects), Series 1990B, 7.000%, 6/01/15

        1,000   Certificates of Receipt, Series 1993, St. Louis County, GNMA                 No Opt. Call        AAA         963,350
                 Collateralized Mortgage Revenue Bonds, Series 1989A (Escrowed
                 with United States Governmental Obligations), 5.650%, 7/01/20
                 (Alternative Minimum Tax)

        1,275   St. Louis Municipal Finance Corporation, Leasehold Revenue                   2/05 at 100         AAA       1,335,269
                 Improvement and Refunding Bonds, Series 1992 (City of St.
                 Louis, Lessee), 6.250%, 2/15/12 (Pre-refunded to 2/15/05)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.1%

        1,225   State Environmental Improvement and Energy Resources Authority,              1/05 at 102         Aaa       1,362,261
                 Water Pollution Control Revenue Bonds (State Revolving Fund
                 Program - City of Kansas City Project), Series 1995B,
                 7.750%, 1/01/08

        1,000   State Environmental Improvement and Energy Resources Authority,              7/04 at 102         AAA       1,013,880
                 Water Pollution Control Revenue Bonds (State Revolving Fund
                 Program - City of Branson Project), Series 1995A,
                 6.050%, 7/01/16



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)

$         750   State Environmental Improvement and Energy Resources Authority,              1/06 at 101         Aaa    $    757,718
                 Water Pollution Control Revenue Bonds (State Revolving Fund
                 Program - Multiple Participant Series), Series 1996D,
                 5.875%, 1/01/15

          350   State Environmental Improvement and Energy Resources Authority,              No Opt. Call        Aaa         389,155
                 Water Pollution Control Revenue Bonds (State Revolving Fund
                 Program - Kansas City Project), Series 1997C,
                 6.750%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
$      42,875   Total Investments (cost $43,791,554) - 99.2%                                                              43,352,476
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                         348,137
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $ 43,700,613
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R    Investment is not rated.

                 (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS May 31, 2000

                                                                                 CONNECTICUT       MASSACHUSETTS            MISSOURI
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                           $104,340,190         $94,388,516         $43,352,476
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                                     --           2,000,000                  --
 Cash                                                                                104,462                  --             802,581
 Receivables:
   Interest                                                                        1,884,642           1,799,893             727,687
   Investments sold                                                                   25,162              50,000              10,181
 Other assets                                                                          5,122              15,518               2,517
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               106,359,578          98,253,927          44,895,442
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                           --           1,446,719                  --
 Payable for investments purchased                                                        --           1,053,164             980,709
 Accrued expenses:
   Management fees                                                                    57,991              52,259              23,983
   Other                                                                              47,662              33,623              37,718
 Preferred share dividends payable                                                    18,883              16,763              12,490
 Common share dividends payable                                                      355,646             328,122             139,929
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                              480,182           2,930,650           1,194,829
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                      $105,879,396         $95,323,277         $43,700,613
====================================================================================================================================
Preferred shares, at liquidation value                                          $ 38,300,000         $34,000,000         $16,000,000
====================================================================================================================================
Preferred shares outstanding                                                           1,532               1,360                 640
====================================================================================================================================
Common shares outstanding                                                          5,230,985           4,655,001           2,169,931
====================================================================================================================================
 Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common shares
   outstanding)                                                                 $      12.92         $     13.17         $     12.77
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended May 31, 2000

                                                                                CONNECTICUT       MASSACHUSETTS            MISSOURI
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $ 6,427,162         $ 5,717,568         $ 2,557,947
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                     701,467             632,284             289,264
Preferred shares - auction fees                                                      96,013              85,234              40,110
Preferred shares - dividend disbursing agent fees                                    10,028              10,028              10,028
Shareholders' servicing agent fees and expenses                                      18,087               8,925               6,066
Custodian's fees and expenses                                                        55,899              47,618              30,861
Trustees' fees and expenses                                                           2,145               1,988               1,316
Professional fees                                                                    12,608              14,496              13,841
Shareholders' reports - printing and mailing expenses                                13,104               3,836              14,919
Stock exchange listing fees                                                          16,326              13,694               1,001
Investor relations expense                                                            9,436               8,321               3,924
Other expenses                                                                       10,871              10,505              10,324
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                          945,984             836,929             421,654
  Custodian fee credit                                                              (24,350)             (9,714)             (3,935)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        921,634             827,215             417,719
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             5,505,528           4,890,353           2,140,228
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                              (176,786)           (952,042)           (203,419)
Change in net unrealized appreciation (depreciation) of investments              (7,898,353)         (6,202,081)         (2,806,168)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (8,075,139)         (7,154,123)         (3,009,587)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           $(2,569,611)        $(2,263,770)        $  (869,359)
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS

                                            CONNECTICUT                       MASSACHUSETTS                        MISSOURI
                                   -------------------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       5/31/00          5/31/99           5/31/00           5/31/99          5/31/00        5/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income             $ 5,505,528      $ 5,211,308       $ 4,890,353       $ 4,778,515      $ 2,140,228    $ 2,097,882
 Net realized gain (loss)from
   investment transactions            (176,786)         179,160          (952,042)           62,570         (203,419)       144,162
 Change in net unrealized
   appreciation (depreciation)
   of investments                   (7,898,353)        (546,826)       (6,202,081)         (862,463)      (2,806,168)      (635,348)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net
   assets from operations           (2,569,611)       4,843,642        (2,263,770)        3,978,622         (869,359)     1,606,696
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income:
   Common shareholders              (4,258,822)      (4,152,776)       (3,932,098)       (3,943,214)      (1,673,291)    (1,643,003)
   Preferred shareholders           (1,140,890)      (1,019,710)         (994,318)         (935,926)        (570,470)      (477,251)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (5,399,712)      (5,172,486)       (4,926,416)       (4,879,140)      (2,243,761)    (2,120,254)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of distributions    383,940          409,551           225,388           252,623          211,128        180,843
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       (7,585,383)          80,707        (6,964,798)         (647,895)      (2,901,992)      (332,715)
Net assets at the beginning
   of year                         113,464,779      113,384,072       102,288,075       102,935,970       46,602,605     46,935,320
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $105,879,396     $113,464,779      $ 95,323,277      $102,288,075      $43,700,613    $46,602,605
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                    $    428,741     $    322,925      $     77,540      $    113,603      $    30,977    $    134,510
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Massachusetts and Missouri had outstanding when-issued purchase commitments of $1,053,164 and $980,709, respectively. There were no such outstanding purchase commitments in Connecticut.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
     FINANCIAL STATEMENTS (continued)


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                                      CONNECTICUT     MASSACHUSETTS     MISSOURI
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                                1,532             1,360          640
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                             CONNECTICUT                    MASSACHUSETTS
                     -----------------------------------------------------------
                     YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                       5/31/00         5/31/99         5/31/00         5/31/99
--------------------------------------------------------------------------------
Shares issued to
   shareholders
   due to reinvestment
   of distributions     25,420          25,373          15,214          15,263
================================================================================

                                                              MISSOURI
                                                    ----------------------------
                                                     YEAR ENDED     YEAR ENDED
                                                       5/31/00       5/31/99
--------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                        15,542          11,929
================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 15, 2000, as follows:

                                     CONNECTICUT     MASSACHUSETTS      MISSOURI
--------------------------------------------------------------------------------
Dividend per share                        $.0680           $.0680         $.0615
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                     CONNECTICUT     MASSACHUSETTS      MISSOURI
--------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities    $21,141,405      $12,481,403    $10,956,006
   Short-term municipal securities     4,400,000        2,000,000     11,100,000
Sales and maturities:
   Long-term municipal securities     19,953,097       11,081,457     10,224,478
   Short-term municipal securities     4,400,000               --     11,100,000
================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                     CONNECTICUT     MASSACHUSETTS      MISSOURI
--------------------------------------------------------------------------------
                                    $106,983,387      $97,752,946    $43,937,541
================================================================================


At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                     CONNECTICUT     MASSACHUSETTS      MISSOURI
--------------------------------------------------------------------------------
Expiration year:
   2003                               $  715,734       $  552,941     $  804,913
   2004                                1,105,901          945,779        708,417
   2005                                  847,914          195,761             --
   2008                                    7,281          210,989         57,432
--------------------------------------------------------------------------------
Total                                 $2,676,830       $1,905,470     $1,570,762
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2000, were as follows:

Gross unrealized:
   appreciation                      $ 1,552,670      $ 1,719,178   $   608,223
   depreciation                       (4,195,867)      (3,083,608)   (1,193,288)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                    $(2,643,197)     $(1,364,430)  $  (585,065)
================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
    FINANCIAL STATEMENTS (continued)

7. COMPOSITION OF NET ASSETS
At May 31, 2000, net assets consisted of:

                                     CONNECTICUT     MASSACHUSETTS     MISSOURI
--------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value             $ 38,300,000      $34,000,000   $16,000,000
Common shares, $.01 par
   value per share                        52,310           46,550        21,699
Paid-in surplus                       72,418,372       64,469,088    29,803,764
Balance of undistributed net
   investment income                     428,741           77,540        30,977
Accumulated net realized gain
   (loss) from investment
   transactions                       (2,846,335)     (2,646,523)    (1,716,749)
Net unrealized appreciation
   (depreciation) of investments      (2,473,692)       (623,378)      (439,078)
--------------------------------------------------------------------------------
Net assets                          $105,879,396     $95,323,277    $43,700,613
================================================================================
Authorized shares:
   Common                              Unlimited       Unlimited       Unlimited
   Preferred                           Unlimited       Unlimited       Unlimited
================================================================================

Financial
    HIGHLIGHTS

Financial
    HIGHLIGHTS

Selected data for a share outstanding throughout each year:



                              INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


                                         NET                  NET           NET
                                   REALIZED/           INVESTMENT    INVESTMENT        CAPITAL       CAPITAL         ENDING
            BEGINNING        NET  UNREALIZED               INCOME        INCOME          GAINS         GAINS            NET   ENDING
            NET ASSET INVESTMENT  INVESTMENT            TO COMMON  TO PREFERRED      TO COMMON  TO PREFERRED          ASSET   MARKET
                VALUE     INCOME  GAIN (LOSS) TOTAL  SHAREHOLDERS  SHAREHOLDERS+  SHAREHOLDERS  SHAREHOLDERS+ TOTAL   VALUE    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT

Year Ended 5/31:
    2000       $14.44      $1.06     $(1.54) $ (.48)       $(.82)        $(.22)            $--          $--  $(1.04) $12.92 $13.5000
    1999        14.49       1.00       (.05)    .95         (.80)         (.20)             --           --   (1.00)  14.44  16.7500
    1998        13.63       1.00        .89    1.89         (.80)         (.23)             --           --   (1.03)  14.49  15.5000
    1997        12.99       1.00        .60    1.60         (.76)         (.20)             --           --    (.96)  13.63  14.1250
    1996        13.20        .98       (.21)    .77         (.73)         (.25)             --           --    (.98)  12.99  13.6250

MASSACHUSETTS

Year Ended 5/31:
    2000        14.72       1.05       (1.54)  (.49)        (.85)         (.21)             --           --   (1.06)  13.17  14.0000
    1999        14.91       1.02        (.16)   .86         (.85)         (.20)             --           --   (1.05)  14.72  16.0625
    1998        14.11       1.06         .83   1.89         (.85)         (.24)             --           --   (1.09)  14.91  16.5000
    1997        13.58       1.06         .53   1.59         (.84)         (.22)             --           --   (1.06)  14.11  14.7500
    1996        13.76       1.05        (.19)   .86         (.80)         (.24)             --           --   (1.04)  13.58  13.7500

MISSOURI

Year Ended 5/31:
    2000        14.20        .99       (1.39)  (.40)        (.77)         (.26)             --            --  (1.03)  12.77  12.8125
    1999        14.44        .97        (.22)   .75         (.77)         (.22)             --            --   (.99)  14.20  14.1875
    1998        13.68        .99         .78   1.77         (.76)         (.25)             --            --  (1.01)  14.44  14.1875
    1997        13.11       1.00         .55   1.55         (.73)         (.25)             --            --   (.98)  13.68  13.0625
    1996        13.37        .96        (.30)   .66         (.67)         (.25)             --            --   (.92)  13.11  12.5000
====================================================================================================================================

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

 TOTAL RETURNS                                         RATIOS/SUPPLEMENTAL DATA
---------------  -------------------------------------------------------------------------------------------------------------------
                                        BEFORE CREDIT                                      AFTER CREDIT**
                     --------------------------------------------------  ------------------------------------------------

                                    RATIO OF NET             RATIO OF NET            RATIO OF NET             RATIO OF NET
                           RATIO OF   INVESTMENT    RATIO OF   INVESTMENT   RATIO OF   INVESTMENT    RATIO OF   INVESTMENT
                           EXPENSES    INCOME TO    EXPENSES    INCOME TO   EXPENSES    INCOME TO    EXPENSES    INCOME TO
         BASED           TO AVERAGE      AVERAGE  TO AVERAGE      AVERAGE TO AVERAGE      AVERAGE  TO AVERAGE      AVERAGE
 BASED      ON   ENDING  NET ASSETS   NET ASSETS       TOTAL        TOTAL NET ASSETS   NET ASSETS       TOTAL        TOTAL
    ON     NET      NET  APPLICABLE   APPLICABLE  NET ASSETS   NET ASSETS APPLICABLE   APPLICABLE  NET ASSETS   NET ASSETS PORTFOLIO
MARKET   ASSET   ASSETS   TO COMMON    TO COMMON   INCLUDING    INCLUDING  TO COMMON    TO COMMON   INCLUDING    INCLUDING  TURNOVER
 VALUE*  VALUE*    (000)   SHARES++     SHARES++ PREFERRED++  PREFERRED++   SHARES++     SHARES++ PREFERRED++  PREFERRED++      RATE
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT
Year Ended 5/31:
(14.85)%(4.87)% $105,879     1.36%        7.87%       .88%         5.08%      1.32%        7.91%        .85%        5.10%        19%
 13.50   5.22    113,465     1.32         6.83        .88          4.54       1.30         6.84         .87         4.55          7
 15.61  12.39    113,384     1.33         7.02        .88          4.61       1.33         7.02         .88         4.61         13
  9.58  11.01    108,524     1.38         7.46        .89          4.79       1.38         7.46         .89         4.79         18
 14.06   3.97    104,928     1.40         7.37        .89          4.71       1.40         7.37         .89         4.71         15

MASSACHUSETTS
Year Ended 5/31:
 (7.66) (4.79)    95,323     1.32         7.71        .86          5.02       1.31         7.73         .85         5.03         11
  2.48   4.47    102,288     1.30         6.87        .88          4.61       1.30         6.88         .87         4.62         11
 18.08  11.91    102,936     1.31         7.22        .88          4.81       1.31         7.22         .88         4.81         17
 13.76  10.28     99,006     1.34         7.63        .88          4.99       1.34         7.63         .88         4.99         22
  8.99   4.55     96,303     1.35         7.61        .88          4.95       1.35         7.61         .88         4.95         18

MISSOURI
Year Ended 5/31:
 (4.35) (4.63)    43,701     1.48         7.49        .95          4.80       1.47         7.51         .94         4.81         23
  5.24   3.64     46,603     1.44         6.72        .95          4.44       1.43         6.72         .95         4.44         10
 14.53  11.31     46,935     1.47         7.03        .97          4.60       1.47         7.03         .97         4.60         25
 10.53  10.09     45,224     1.54         7.38        .99          4.74       1.54         7.38         .99         4.74         36
 10.07   3.09     44,014     1.57         7.13       1.01          4.57       1.57         7.13        1.01         4.57         34
====================================================================================================================================

sidebar:

NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Build Your Wealth
           AUTOMATICALLY




NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you with draw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee. You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION

BOARD OF TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL

Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS

Ernst & Young LLP
Chicago, IL

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
            FOR GENERATIONS

PHOTO: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products services can help you preserve your financial security, and talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

LOGO: NUVEEN

INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.SM

John Nuveen & Co. Incorporated o 333 West Wacker Drive                FAN-3-5-00
Chicago, IL 60606 o www.nuveen.com